                                                                     EXHIBIT 4.1








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                                    USEC INC.


                                       AND


                       FIRST UNION NATIONAL BANK, Trustee


                                    Indenture

                           Dated as of         [  ], 1999

                                   ----------

                                  $___________

                          [ ]% Senior Notes Due 200[ ]

================================================================================

                                TABLE OF CONTENTS

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
                                    ARTICLE 1
                                   DEFINITIONS


SECTION 1.01.  Certain Terms Defined.....................................................................................1
SECTION 1.02.  Other Definitions.........................................................................................8

                                     ARTICLE 2
               ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES


SECTION 2.01.  Authentication and Delivery of Securities.................................................................8
SECTION 2.02.  Execution of Securities...................................................................................9
SECTION 2.03.  Certificate of Authentication.............................................................................9
SECTION 2.04.  Form, Denomination and Date of Securities; Payments of Interest...........................................9
SECTION 2.05.  Global Security Legends..................................................................................10
SECTION 2.06.  Registration, Transfer and Exchange......................................................................11
SECTION 2.07.  Book-Entry Provisions for Global Securities..............................................................12
SECTION 2.08.  Mutilated, Defaced, Destroyed, Lost and Stolen Securities................................................13
SECTION 2.09.  Cancellation of Securities...............................................................................14
SECTION 2.10.  Temporary Securities.....................................................................................14
SECTION 2.11.  CUSIP and CINS Numbers...................................................................................15

                               ARTICLE 3 COVENANTS
                         OF THE COMPANY AND THE TRUSTEE.


SECTION 3.01.  Payment of Principal and Interest........................................................................15
SECTION 3.02.  Offices for Payments, etc................................................................................15
SECTION 3.03.  Appointment to Fill a Vacancy in Office of Trustee.......................................................16
SECTION 3.04.  Paying Agents............................................................................................16
SECTION 3.05.  Certificates to Trustee..................................................................................17
SECTION 3.06.  Securityholders' Lists...................................................................................18
SECTION 3.07.  Reports by the Trustee...................................................................................18
SECTION 3.08.  Limitation on Liens......................................................................................19
SECTION 3.09.  Limitation on Sale-Leaseback Transactions................................................................20
SECTION 3.10.  SEC Reports..............................................................................................20
SECTION 3.11.  Existence................................................................................................21
SECTION 3.12.  Payment of Taxes and Other Claims........................................................................21
SECTION 3.13.  Maintenance of Properties and Insurance..................................................................21


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
SECTION 3.14.  Waiver of Stay, Extension or Usury Laws..................................................................22

                                      ARTICLE 4
               REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT


SECTION 4.01.  Events of Default........................................................................................22
SECTION 4.02.  Acceleration.............................................................................................24
SECTION 4.03.  Other Remedies...........................................................................................24
SECTION 4.04.  Waiver of Past Defaults..................................................................................24
SECTION 4.05.  Control by Majority......................................................................................25
SECTION 4.06.  Limitation on Suits......................................................................................25
SECTION 4.07.  Rights of Holders to Receive Payment.....................................................................25
SECTION 4.08.  Collection Suit by Trustee...............................................................................26
SECTION 4.09.  Trustee May File Proofs of Claim.........................................................................26
SECTION 4.10.  Priorities...............................................................................................26
SECTION 4.11.  Undertaking for Costs....................................................................................27

                                    ARTICLE 5
                             CONCERNING THE TRUSTEE


SECTION 5.01.  Duties and Responsibilities of the Trustee; During Default; Prior to Default.............................27
SECTION 5.02.  Certain Rights of the Trustee............................................................................28
SECTION 5.03.  Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof.......30
SECTION 5.04.  Trustee and Agents May Hold Securities; Collections, etc.................................................30
SECTION 5.05.  Moneys Held by Trustee...................................................................................30
SECTION 5.06.  Notice of Default........................................................................................31
SECTION 5.07.  Compensation and Indemnification of Trustee and Its Prior Claim..........................................31
SECTION 5.08.  Right of Trustee to Rely on Officers' Certificate, etc...................................................32
SECTION 5.09.  Persons Eligible for Appointment as Trustee..............................................................32
SECTION 5.10.  Resignation and Removal; Appointment of Successor Trustee................................................32
SECTION 5.11.  Acceptance of Appointment by Successor Trustee...........................................................34
SECTION 5.12.  Merger, Conversion, Consolidation or Succession to Business of Trustee...................................34
SECTION 5.13.  Preferential Collection of Claims........................................................................35

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
                                    ARTICLE 6
                             CONCERNING THE HOLDERS


SECTION 6.01.  Evidence of Action Taken by Holders......................................................................35
SECTION 6.02.  Proof of Execution of Instruments and of Holding of Securities; Record Date..............................36
SECTION 6.03.  Securities Owned by Company Deemed Not Outstanding.......................................................36
SECTION 6.04.  Right of Revocation of Action Taken......................................................................37

                                    ARTICLE 7
                             SUPPLEMENTAL INDENTURES


SECTION 7.01.  Supplemental Indentures Without Consent of Holders.......................................................37
SECTION 7.02.  With Consent of Holders..................................................................................38
SECTION 7.03.  Effect of Supplemental Indenture.........................................................................39
SECTION 7.04.  Documents to Be Given to Trustee; Compliance with TIA....................................................40
SECTION 7.05.  Notation on Securities in Respect of Supplemental Indentures.............................................40

                                    ARTICLE 8
                     CONSOLIDATION, MERGER OR SALE OF ASSETS


SECTION 8.01.  Consolidation, Merger or Sale of Assets..................................................................40
SECTION 8.02.  Successor Corporation Substituted........................................................................41
SECTION 8.03.  Opinion of Counsel to Trustee............................................................................41

                                    ARTICLE 9
                            REDEMPTION OF SECURITIES


SECTION 9.01.  Right of Optional Redemption; Prices.....................................................................42
SECTION 9.02.  Notice of Redemption; Partial Redemptions................................................................42
SECTION 9.03.  Payment of Securities Called for Redemption..............................................................43
SECTION 9.04.  Exclusion of Certain Securities from Eligibility for Selection for Redemption............................44

                                   ARTICLE 10
                       DEFEASANCE AND COVENANT DEFEASANCE


SECTION 10.01.  Company's Option to Effect Defeasance or Covenant Defeasance............................................44
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                                      iii
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
SECTION 10.02.  Legal Defeasance and Discharge..........................................................................44
SECTION 10.03.  Covenant Defeasance.....................................................................................45
SECTION 10.04.  Conditions to Legal or Covenant Defeasance..............................................................45
SECTION 10.05.  Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions...........47
SECTION 10.06.  Repayment to Company....................................................................................48
SECTION 10.07.  Reinstatement...........................................................................................48

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS


SECTION 11.01.  Incorporators, Stockholders, Officers,  Directors, Employees and Controlling Persons of Company Exempt
               from Individual Liability................................................................................48
SECTION 11.02.  Provisions of Indenture for the Sole Benefit of Parties and Holders.....................................49
SECTION 11.03.  Successors and Assigns of Company Bound by Indenture....................................................49
SECTION 11.04.  Notices and Demands on Company, Trustee and Holders.....................................................49
SECTION 11.05.  Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein......................50
SECTION 11.06.  Payments Due on Saturdays, Sundays and Holidays.........................................................51
SECTION 11.07.  Conflict of Any Provision of Indenture with Trust Indenture Act of 1939.................................51
SECTION 11.08.  New York Law to Govern..................................................................................51
SECTION 11.09.  Counterparts............................................................................................52
SECTION 11.10.  Effect of Headings......................................................................................52

       THIS INDENTURE, dated as of ________ [ ], 1999 between USEC Inc., a Delaware corporation (the "COMPANY"), and First Union National Bank, a national banking association (the "TRUSTEE"),

                              W I T N E S S E T H :

       WHEREAS, the Company has duly authorized the issuance of its [ ]% Senior Notes Due 200[ ] (the "SECURITIES") and, to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture;

       WHEREAS, the Securities and the Trustee's certificate of authentication shall be in substantially the form of Exhibit A;

       AND WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

       NOW, THEREFORE:

       In consideration of the promises and the purchases of the Securities by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:



                                    ARTICLE 1

                                   DEFINITIONS


       SECTION 1.01. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (whether or not such is indicated herein). The words "HEREIN", "HEREOF" and "HEREUNDER" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article include the plural as well as the singular.

       "BOARD OF DIRECTORS" means, with respect to any Person, the Board of Directors of such Person, or any authorized committee of the Board of Directors of such Person.

       "BOARD RESOLUTION" means a copy of a resolution, certified by the Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

       "BUSINESS DAY" means any day except a Saturday, Sunday or other day on which commercial banks in The City of New York are authorized by law to close.

       "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital stock or other ownership interests, whether now outstanding or issued after the date of the Indenture, including, without limitation, all Common Stock and Preferred Stock.

       "CERTIFICATED SECURITIES" means securities issued in the form of permanent certificated securities in registered form in substantially the form hereinabove recited.

       "COMMISSION" means the Securities and Exchange Commission.

       "COMMON STOCK" means, with respect to any Person, any and all shares of such Person's Capital Stock (excluding Preferred Stock of such Person), including, without limitation, all series and classes of such common stock.

       "CONSOLIDATED NET TANGIBLE ASSETS" means, at any date of determination, the total amount of assets after deducting therefrom (a) all current liabilities (excluding (i) any current liabilities that by their terms are extendable or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed, and (ii) current maturities of long-term debt), and (b) the value (net of any applicable reserves) of all goodwill, trade names, trademarks, patents or other like intangible assets, all assets, all as set forth, or on a pro forma basis would be set forth, in the consolidated balance sheet of the Company and its Subsidiaries.

       "CONSOLIDATED NET WORTH" of any Person means, at any date of determination, stockholder's equity of such Person, less (i) any amounts attributable to Redeemable Stock or any equity security convertible into or exchangeable for Debt, (ii) the cost of treasury stock and (iii) the principal amount of any promissory notes receivable from the sale of the Capital Stock of such Person (excluding the effects of foreign currency exchange adjustments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 52).

       "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 800 East Main Street, Lower Mezzanine, VA3279, Richmond, Virginia 23219.

       "DEBT" means (without duplication) all liabilities for borrowed money and any guarantee therefor.

       "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

       "DEPOSITARY" means The Depository Trust Company, its nominees, and their respective successors.

       "EVENT OF DEFAULT" means any event or condition specified as such in
Section 4.01 which shall have continued for the period of time, if any, therein designated.

       "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

       "GAAP" means generally accepted accounting principles in the United States of America as in effect on the Issue Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

       "HOLDERS", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms means a person in whose name a Security is registered.

       "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

       "INTEREST PAYMENT DATE" means each semiannual interest payment date on
[     ] and [     ] of each year, commencing [     ], 1999.



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

       "ISSUE DATE" means the date and time at which the Securities are originally issued under the Indenture.

       "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Debt, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such mortgage, lien, pledge, charge, security interest or encumbrance).

       "MAKE-WHOLE PREMIUM" means, in connection with any optional redemption of any security, the excess, if any, of (i) the aggregate present value as of the Redemption Date of each dollar of principal of such securities being redeemed and the amount of interest (exclusive of interest accrued to the Redemption
Date) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting, on a semi-annual basis, such principal and interest at a rate equal to the sum of the Treasury Yield (determined on the Business Day immediately preceding the Redemption Date) plus [ ] basis points from the respective dates on which such principal and interest would have been payable if such redemption had not been made, over (ii) the aggregate principal amount of such securities being redeemed.

       "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Debt.

       "OFFICER" means, with respect to the Company, (i) the Chairman of the Board of Directors, the President, any Vice President, the Chief Financial Officer, and (ii) the Treasurer or any Assistant Treasurer, or the Secretary or any Assistant Secretary.

       "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board of Directors or the President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05.

       "OPINION OF COUNSEL" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in
Section 11.05,
and such others as may reasonably be requested by the Trustee, if and to the extent required hereby.

       "OUTSTANDING", when used with reference to Securities, subject to the provisions of Article Eleven, means, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

              (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

              (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.08 (unless proof satisfactory to the Trustee and the Company is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

       "PERMITTED LIENS" means: (a) any statutory or governmental Lien or Lien arising by operation of law, or any mechanics', repairmen's, materialmen's, suppliers', carriers', landlords', warehousemen's or similar Lien incurred in the ordinary course of business which is not yet due or which is being contested in good faith by appropriate proceedings and any undetermined Lien which is incidental to construction, development, improvement or repair; (b) Liens of taxes and assessments which are (i) for the then current year, (ii) not at the time delinquent, or (iii) delinquent but the validity of which is being contested at the time by the Company or any of its Subsidiaries in good faith;
(c) any Lien incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance, temporary disability, social security, retiree health or similar laws or regulations or to secure obligations imposed by statute or governmental regulations; (d) any Lien in favor of the Company or any of its Subsidiaries; or (e) any Lien in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any Debt incurred by the Company or any of its Subsidiaries for the purpose of financing all or any part of the purchase price of, or the cost of constructing, developing, repairing or improving, the property or assets subject to such Lien.

       "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof.

       "PREFERRED STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's preferred or preference stock, whether now outstanding or hereafter issued, including, without limitation, all series and classes of such preferred or preference stock.

       "PRINCIPAL" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "AND PREMIUM, IF ANY".

       "PRINCIPAL PROPERTY" means the land, land improvements, buildings and fixtures (to the extent they constitute real property interests, including any leasehold interest therein) constituting the principal corporate office and any manufacturing plant or facility (whether now owned or hereafter acquired) which:
(a) is owned by the Company or any of its Subsidiaries; (b) is located within any of the present 50 states of the United States (or the District of Columbia);
(c) in the opinion of the Board of Directors of the Company, is of material importance to the total business as it exists as of the date hereof conducted by the Company and its Subsidiaries taken as a whole; and (d) the gross book value of which exceeds 3% of Consolidated Net Tangible Assets.

       "REGULAR RECORD DATE" for the Interest payable on any Interest Payment
Date (except a date for payment of defaulted interest) means [    ] or [    ]
(whether or not a Business Day) as the case may be, next preceding such Interest Payment Date.

       "RESPONSIBLE OFFICER" when used with respect to the Trustee means any vice president (whether or not designated by numbers or words added before or after the title "vice president"), any trust officer, any assistant trust officer, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.



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

       "SALE-LEASEBACK TRANSACTION" means the sale or transfer by the Company or any of its Subsidiaries of any Principal Property to a Person (other than the Company or any of its Subsidiaries) and the taking back by the Company or any of its Subsidiaries, as the case may be, of a lease of such Principal Property.

       "SECURITY" or "SECURITIES" means any Security or Securities, as the case may be, authenticated and delivered under this Indenture.

       "STATED MATURITY" means (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

       "SUBSIDIARY" means, with respect to any Person, (i) any corporation or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

       "TREASURY YIELD" means, in connection with the calculation of any Make-Whole Premium on any Security, the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled by and published in the most recent Federal Reserve Statistical Release
H.15 (519) that has become publicly available at least two Business Days prior to the Redemption Date (or, if such Statistical Release is no longer published, any publicly available source of similar data)) equal to the then remaining maturity of such Security; provided that if no United States Treasury security is available with such a constant maturity for which a closing yield is given, the Treasury Yield shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the closing yields of United States Treasury securities for which such yields are given, except that if the remaining maturity of such Security is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

       "TRUST INDENTURE ACT OF 1939" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed, and "TIA", when used in respect of an indenture supplemental hereto, means such Act as in force at the time such indenture supplemental hereto becomes effective.

       "TRUSTEE" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

       "U.S. GOVERNMENT OBLIGATIONS" means securities issued or directly and fully guaranteed or insured by the United States of America or any agent or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof).



       SECTION 1.02. Other Definitions.

                                                                                                     Defined in
       Term                                                                                            Section
       ----                                                                                            -------
       "Acceleration Notice".................................................................            4.02
       "Agent Members".......................................................................            2.07
       "Covenant Defeasance".................................................................           10.03
       "Event of Default"....................................................................            4.01
       "Global Security".....................................................................            2.04
       "incorporated provision"..............................................................           11.07
       "Legal Defeasance"....................................................................           10.02
       "Registrar"...........................................................................            2.06
       "Security Register(s)"................................................................            2.06


                                    ARTICLE 2

              ISSUE, EXECUTION, FORM AND REGISTRATION OF SECURITIES


       SECTION 2.01. Authentication and Delivery of Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities in an aggregate principal amount not in excess of the amount specified in the form of Security hereinabove recited (except as otherwise provided in Section 2.08) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, or any Vice Chairman of the Board of Directors, or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") without any further action by the Company.

       SECTION 2.02. Execution of Securities. The Securities shall be signed on behalf of the Company by its Chairman of the Board of Directors or its President or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President"). Such signature may be the manual or facsimile signatures of the present or any future such officers.

       In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such officer.

       SECTION 2.03. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinabove recited, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence, and the only evidence, that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

       SECTION 2.04. Form, Denomination and Date of Securities; Payments of Interest. The Securities and the Trustee's certificates of authentication shall be substantially in the form recited above. The Securities shall be issuable in denominations provided for in the form of Security recited above. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

       Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, including those required by Section 2.05, or with the rules of any securities market in which the Securities are admitted to trading, or to conform to general usage.

       Each Security shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security recited above.

       The Securities shall be issued initially in the form of one or more global Securities (a "GLOBAL SECURITY") deposited with the Trustee as custodian for the Depositary.

       The person in whose name any Security is registered at the close of business on any Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the Regular Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of such payment) established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date.

       SECTION 2.05. Global Security Legends. Each Global Security shall bear the following legends on the face thereof:

              UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

              TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE.

       SECTION 2.06. Registration, Transfer and Exchange. The Securities are issuable only in registered form. The Company will keep at each office or agency to be maintained for the purpose as provided in Section 3.02 (the "REGISTRAR") a register or registers (the "SECURITY REGISTER(s)") in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such Security Register or Security Registers shall be open for inspection by the Trustee.

       Upon due presentation for registration of transfer of any Security at each such office or agency, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities in authorized denominations for a like aggregate principal amount.

       A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if the requirements for such transactions set forth herein are met. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request.

       The Company may require payment of a sum sufficient to cover any tax or other similar governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to
Section 2.10, 7.05 or 9.03). No service charge to any Holder shall be made for any such transaction.

       The Company shall not be required to exchange or register a transfer of
(a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

       All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

       SECTION 2.07. Book-Entry Provisions for Global Securities. (a) Each Global Security shall (i) be registered in the name of the Depositary for such Global Securities or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in
Section 2.05.

       Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

       (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary. In addition, Certificated Securities shall be transferred to all beneficial owners in exchange for their beneficial interests if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Security or the

Depository ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default of which a Responsible Officer of the Trustee has actual notice has occurred and is continuing and the Registrar has received a request from the Depositary to issue such Certificated Securities.

       (c) In connection with the transfer of the entire Global Security to beneficial owners pursuant to paragraph (b) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such Global Security an equal aggregate principal amount of Certificated Securities of authorized denominations.

       (d) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

       SECTION 2.08. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, and in the absence of notice to the Company that such Security has been acquired by a bona fide purchaser, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery, a new Security, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

       Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any transfer tax or other similar governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company in its discretion may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

       Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

       SECTION 2.09. Cancellation of Securities. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures (or destroyed) and certification of their disposal shall be delivered to the Company unless the Company directs that cancelled Securities be returned to it.

            SECTION 2.10. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute and, upon receipt of an order from the Company, the Trustee shall authenticate and make available for delivery temporary Securities (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary

Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities and thereupon temporary Securities may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for the purpose pursuant to Section 3.02, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

       SECTION 2.11. CUSIP and CINS Numbers. The Company in issuing the Securities may use "CUSIP" and "CINS" numbers (if then generally in use), and the Trustee shall use CUSIP numbers and CINS numbers, as the case may be, in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption or exchange shall not be affected by any defect or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP number or CINS number, as the case may be.



                                    ARTICLE 3

                    COVENANTS OF THE COMPANY AND THE TRUSTEE.

       SECTION 3.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities at the place or places, at the respective times and in the manner provided in the Securities. Each installment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Company, or by wire transfer to such holders in immediately available funds, to such bank or other entity in the continental United States as shall be designated by such holders and shall have appropriate facilities for such purpose, or in accordance with the standard operating procedures of the Depositary.

       SECTION 3.02. Offices for Payments, etc. So long as any of the Securities remain outstanding, the Company will maintain in The Borough of Manhattan, The

City of New York, an office or agency (which may be a drop facility): (a) where the Securities may be presented or surrendered for payment, (b) where the Securities may be surrendered for registration of transfer and for exchange as in this Indenture provided and (c) where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee prompt written notice of the location of any such office or agency and of any change of location thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

       The Company may also from time to time designate one or more other offices or agencies (in or outside The Borough of Manhattan and The City of New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or recission shall in any manner relieve the Company of its obligation to maintain an office or agency in The Borough of Manhattan or The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or recission and any change in the location of any such other office or agency. The Company hereby designates the Trustee c/o First Union National Bank, 40 Broad Street, Fifth Floor, Suite 550, New York, New York 10004 as such drop facility in compliance with this Section 3.02

       SECTION 3.03. Appointment to Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.10, a Trustee, so that there shall at all times be a Trustee hereunder.

       SECTION 3.04. Paying Agents. Whenever the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

       (a) that it will comply with the provisions of the Trust Indenture Act applicable to it as a paying agent,

       (b) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

       (c) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

       (d) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (c) above.

       Upon payment over to the Trustee, the paying agent (if other than the Company) shall have no further liability for the money delivered to the Trustee.

       Whenever the Company shall have one or more paying agents, the Company will, no later than one Business Day prior to each due date of the principal of or interest on the Securities, deposit with the paying agent in an account established for the benefit of the Holders, a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

       If, before 1:00 p.m. one day prior to payment date, funds have been received by the Trustee for payment of debt service due the following day, funds shall be invested in any money market fund substantially all of which is invested in direct obligations of the United States of America or obligations of which are unconditionally guaranteed by the United States of America. All interest earnings will be paid to the Company.

       If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

       Anything in the prior two paragraphs to the contrary notwithstanding, in connection with any payment of principal and interest, the Company will, for so long as the Depository is a Holder of the Securities, deposit sums with the paying agent sufficient to pay such amounts not later than the time required by the Depository's rules and regulations as in effect at the time such payment is due.

       Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

       Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section are subject to the provisions of Sections 10.05 and 10.06.

       SECTION 3.05. Certificates to Trustee. (a) The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company a certificate from the principal executive, financial or accounting officer of the Company stating that such officer has conducted or supervised a review of the activities of the Company and its Subsidiaries and the Company's and its Subsidiaries' performance under the Indenture and that, to the best of such officer's knowledge, based upon such review, the Company has fulfilled all obligations thereunder or, if there has been a default in the fulfillment of any such obligation (determined without regard to any period of grace or requirement of notice provided in the Indenture), specifying each such default and the nature and status thereof.

       (b) The Company will deliver to the Trustee, as soon as possible and in any event within 10 days after the Company becomes aware of the occurrence of an Event of Default or a Default, an Officers' Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

       (c) The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company a written statement by the Company's independent public accountants stating (i) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters, and (ii) whether, in connection with their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of the existence thereof.

       SECTION 3.06. Securityholders' Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with Section 312(a) of the Trustee Indenture Act. If and so long as the Trustee shall not be the Registrar, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each Regular Record Date as of such Regular Record Date, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished.

       SECTION 3.07. Reports by the Trustee. (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act of 1939 at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act of 1939, the Trustee shall, within sixty days after each April 15 following the date of this Indenture deliver to Holders a brief report, dated as of such April 15, which complies with the provisions of such Section 313(a).

       (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange or of any delisting thereof.

       SECTION 3.08. Limitation on Liens. The Company shall not, and shall not permit any of its Subsidiaries to, create, assume or incur any Lien on any Principal Property to secure any Debt of the Company or any other Person (other than the Securities) without effectively providing that the Securities shall be secured equally and ratably with, or prior to, such Debt so long as such Debt shall be secured. There is, however, excluded from the foregoing restriction the following: (a) Permitted Liens; (b) any Lien on any (i) property or assets created at the time of the acquisition of such property or assets by the Company or any of its Subsidiaries, or within 180 days after such time, to secure all or part of the purchase price for such property or assets or Debt incurred to finance such purchase price, whether such Debt was incurred prior to, at the time of, or within 180 days of, such acquisition; provided that, any such Lien does not extend to any other property or assets of the Company or any of its Subsidiaries, or (ii) property to secure all or part of the cost of the development, construction, repair or improvement thereon or to secure Debt incurred prior to, at the time of, or within 180 days after, the completion of such development, construction, repair or improvement or the commencement of full operations thereof (whichever is later) to provide funds for any such purpose; provided that, any such Lien does not extend to any other property or assets of the Company or any of its Subsidiaries; (c) (i) any Lien on any property or assets existing thereon at the time of acquisition thereof by the Company or any of its Subsidiaries (whether or not the obligations secured thereby are assumed by the Company or any of its Subsidiaries), or (ii) the assumption by the Company or any of its Subsidiaries of obligations secured by any Lien existing at the time of acquisition by the Company or any of its Subsidiaries of the property or assets subject to such Lien or at the time of the acquisition of the Person which owns such property or assets, or (iii) any Lien on any property or assets of a Person existing thereon at the time (1) such Person becomes a Subsidiary of the Company, (2) such Person is merged into, or consolidated with, the Company or any of its Subsidiaries or (3) of a sale, lease or other disposition of the properties of a Person (or division thereof) as an entirety or substantially as an entirety to the Company or any of its Subsidiaries, provided that in each of the foregoing cases listed in this clause
(c), such Lien was not created as a result of or in connection with or in anticipation of any such transaction and does not extend to any other property or assets of the Company or any of its Subsidiaries; (d) any Lien on any property or assets of the Company or any of its Subsidiaries in existence on the date of the Indenture; (e) any Lien arising by reason of any attachment, judgment, decree or order of any governmental or court authority, so long as any proceeding initiated to review such attachment, judgment, decree or order shall not have been terminated or the period within which such proceeding may be initiated shall not expire, or such attachment, judgment, decree or order shall otherwise be effectively stayed; and (f) any extension, renewal, refinancing, refunding or replacement (or successive extensions, renewals, refinancings, refundings or replacements) of any Lien, in whole or part, that is referred to in clauses (a) through (e) (inclusive) above, or any Debt secured thereby.

       Notwithstanding the foregoing, under the Indenture, the Company may, and may permit any of its Subsidiaries to, create, assume or incur any Lien upon any Principal Property to secure any Debt of the Company or any Person (other than the Securities) that is not excepted by clauses (a) through (f) (inclusive) above without securing the Securities, provided that, after giving effect to the creation, assumption or incurrence of such Lien and Debt, and the application of proceeds of such Debt, if any, received by the Company or any of its Subsidiaries as a result thereof, the aggregate principal amount of all Debt then outstanding secured by such Lien and all similar Liens, together with all net sale proceeds from Sale-Leaseback Transactions (excluding Sale-Leaseback Transactions permitted by clauses (i) through (iii) (inclusive) of Section 3.09) would not exceed 10% of Consolidated Net Tangible Assets.

       SECTION 3.09. Limitation on Sale-Leaseback Transactions. The Company shall not, nor shall it permit any of its Subsidiaries to, engage in a Sale-Leaseback Transaction, unless: (a) the Sale-Leaseback Transaction involves a lease for a period, including renewals, of not more than three years; (b) the Company or such Subsidiary would be entitled to incur Debt secured by a Lien on Principal Property subject thereto in a principal amount equal to or exceeding the net sale proceeds from such Sale-Leaseback Transaction without equally and ratably securing the Securities pursuant to Section 3.08; or (c) the Company or such Subsidiary, within a 180 day period after such Sale-Leaseback Transaction, applies or causes to be applied an amount not less than the net sale proceeds (which, in the case of a sale and transfer other than for cash, shall be an amount equal to the fair market value of the Principal Property so leased) from such Sale-Leaseback Transaction to (i) the prepayment, repayment, reduction or retirement of any pari passu Debt of the Company or any of its Subsidiaries, or
(ii) the expenditure or expenditures for Principal Property used or to be used in the ordinary course of business of the Company or any of its Subsidiaries.

       SECTION 3.10. SEC Reports. (i) So long as any of the Securities remain outstanding, whether or not the Company is then required to file with the Commission information, documents or reports pursuant to Section 13 or Section 15(d) of the Exchange Act, the Company will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which would be required pursuant to such sections if the Company were subject thereto. All obligors on the Securities will comply with
Section 314(a) of the Trust Indenture Act of 1939.

       (ii) The Company shall promptly mail copies of all such annual reports, information, documents and other reports provided to the Trustee pursuant to
Section 3.10(i) hereof within 15 days of the delivery thereof with the Trustee to the Holders at their addresses appearing in the register of Securities maintained by the Registrar. The Company shall also make such information available to securities analysts and prospective investors upon request.

       (iii) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

       SECTION 3.11. Existence. Subject to Articles Three and Eight of this Indenture, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence and the existence of each of its Subsidiaries in accordance with the respective organizational documents of the Company and each such Subsidiary and the rights (whether pursuant to charter, partnership certificate, agreement, statute or otherwise), material licenses and franchises of the Company and each such Subsidiary, provided that the Company shall not be required to preserve any such right, license or franchise, or the existence of any Subsidiary, if the maintenance or preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

       SECTION 3.12. Payment of Taxes and Other Claims. The Company will pay or discharge and shall cause each of its Subsidiaries to pay or discharge, or cause to be paid or discharged, before the same shall become delinquent (a) all material taxes, assessments and governmental charges levied or imposed upon (i) the Company or any such Subsidiary, (ii) the income or profits of any such Subsidiary which is a corporation or (iii) the property of the Company or any such Subsidiary and (b) all material lawful claims for labor materials and supplies that, if unpaid, might by law become a lien upon the property of the Company or any such Subsidiary; provided that the Company shall not be required to pay or discharge, or cause to be paid or discharged, any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established.

       SECTION 3.13. Maintenance of Properties and Insurance. The Company will cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries, to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided that nothing in this Section 3.13 shall prevent the Company or any such Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Company, desirable in the conduct of the business of the Company or such Subsidiary.

       The Company will provide or cause to be provided, for itself and its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, products liability insurance and public liability insurance, with reputable insurers or with the government of the United States of America, or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry in which the Company or such Subsidiary, as the case may be, is then conducting business.

       SECTION 3.14. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not (i) at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company will expressly waive all benefit or advantage of any such law and (ii) hinder, delay or impede the execution of any power granted to the Trustee under this Indenture and will suffer and permit the execution of every such power as though no such law had been enacted.

                                    ARTICLE 4

             REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT

       SECTION 4.1. Events of Default. Each of the following constitutes an "EVENT OF DEFAULT":

       (a) default in the payment of principal of, or premium, if any, on any Security when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

       (b) default in the payment of interest on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

       (c) the Company defaults in the performance of or breaches any other covenant or agreement in the Indenture or under the Securities (other than (a), or (b) above) and such default or breach continues for a period of 60 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the Securities;

       (d) default in the payment of the principal of, or interest on, any note, bond, coupon or other instrument or agreement evidencing or pursuant to which there is outstanding Debt of the Company or any of its Subsidiaries, whether such Debt now exists or shall hereafter be created, having an aggregate principal amount exceeding $35.0 million (or its equivalent in any other currency or currencies), other than the Securities, when that Debt becomes due and payable (whether at maturity, upon redemption or acceleration or otherwise), if such default shall continue for more than the period of grace, if any, applicable thereto and the time for payment of such amount has not been expressly extended;

       (e) a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company or any of its Subsidiaries in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Subsidiaries or (C) the winding up or liquidation of the affairs of the Company or any of its Subsidiaries and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

       (f) the Company or any of its Subsidiaries (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any of its Subsidiaries or for all or substantially all of the property and assets of the Company or any of its Subsidiaries or (C) effects any general assignment for the benefit of creditors.

       SECTION 4.02. Acceleration. If an Event of Default (other than an Event of Default specified in clause (e) or (f) of Section 4.01 that occurs with respect to the Company) occurs and is continuing under the Indenture, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders (the "ACCELERATION NOTICE")), may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued interest on the Securities to be immediately due and payable. Upon a declaration of acceleration, such principal of, premium, if any, and accrued interest shall be immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in clause
(d) of Section 4.01 has occurred and is continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default pursuant to clause (d) of Section 4.01 shall be remedied or cured by the Company or the relevant Subsidiary or waived by the holders of the relevant Debt within 60 days after the declaration of acceleration with respect thereto. If an Event of Default specified in clause
(e) or (f) Section 4.01 occurs with respect to the Company, the principal of, premium, if any, and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

       SECTION 4.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any appropriate remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

       The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

       SECTION 4.04. Waiver of Past Defaults. The Holders of at least a majority in principal amount of the outstanding Securities by written notice to the Company and to the Trustee, may waive all past defaults and rescind and annul a declaration of acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of the principal of, premium, if any, and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

       SECTION 4.05. Control by Majority. The Holders of at least a majority in aggregate principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or the Indenture, that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of Securities not joining in the giving of such direction and may take any other action it deems proper that is not inconsistent with any such direction received from Holders of Securities.

       SECTION 4.06. Limitation on Suits. A Holder may not pursue any remedy with respect to the Indenture or the Securities unless:

       (i) the Holder gives the Trustee written notice of a continuing Event of Default with respect to the Securities;

       (ii) the Holders of at least 25% in aggregate principal amount of outstanding Securities make a written request to the Trustee to pursue the remedy;

       (iii) such Holder or Holders offer the Trustee indemnity satisfactory to the Trustee against any costs, liability or expense;

       (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

       (v) during such 60-day period, the Holders of at least a majority in aggregate principal amount of the outstanding Securities do not give the Trustee a direction that is inconsistent with the request; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and proportionate benefit of all Holders.

       SECTION 4.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

       SECTION 4.08. Collection Suit by Trustee. If an Event of Default specified in Section 4.01(a) or (b) hereof occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal, premium, if any, and interest remaining unpaid on the Securities and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover amounts due the Trustee under
Section 5.07 hereof, including the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

       SECTION 4.09. Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

       SECTION 4.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

       First:   to the Trustee, its agents and attorneys for amounts due under
Section 5.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

       Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any and interest, respectively; and

       Third:   to the Company or to such party as a court of competent
jurisdiction shall direct.

       The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 4.10 upon five Business Days prior notice to the Company.

       SECTION 4.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.06 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Securities.



                                    ARTICLE 5

                             CONCERNING THE TRUSTEE


       SECTION 5.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of a Default and after the curing or waiving of any Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

       No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

       (a) prior to the occurrence of an Event of Default of which the Trustee has actual notice and after the curing or waiving of all such Events of Default which may have occurred:

              (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

              (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of the facts stated therein);

       (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

       (c) the Trustee shall not be liable with respect to any action taken or omitted by it (i) in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Securities at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or (ii) in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

       None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

       This Section 5.01 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

       SECTION 5.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.01:

       (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

       (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

       (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

       (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

       (f) prior to the occurrence of a Default hereunder, of which the Trustee has actual notice, and after the curing or waiving of all Defaults, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities then outstanding, and, if the Trustee shall determine to make such investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid promptly by the Company upon demand;

       (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder;

       (h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture; and

       (i) The Trustee shall have no duty to inquire as to the performance of the Company's covenants herein.

       SECTION 5.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

       SECTION 5.04. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent. However, subject to Section 5.13 hereof, the Trustee will comply with Sections 310(b) and 311 of the Trust Indenture Act of 1939.

       SECTION 5.05. Moneys Held by Trustee. Subject to the provisions of
Section 10.06 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder except as otherwise agreed with the Company.

       SECTION 5.06. Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder in the manner and to the extent provided in Trust Indenture Act of 1939
Section 313(c) notice of the Default or Event of Default within 90 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

       SECTION 5.07. Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior lien to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

       When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.01(e) or Section 4.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

       SECTION 5.08. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

       SECTION 5.09. Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $100,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 5.09, it shall resign immediately and in the manner and with the effect hereinafter specified.

       SECTION 5.10. Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee may at any time resign by giving written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

       (b) In case at any time any of the following shall occur:

              (i) the Trustee shall fail to comply with the provisions of
       Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities for at least six months; or

              (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

              (iii) the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

       (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in
Section 6.01 of the action in that regard taken by the Securityholders.

       If no successor trustee shall have been so appointed and have accepted appointment 30 days after the mailing of such notice of removal, the trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

       (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.11.

       SECTION 5.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.10 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.06, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.07.

       Upon acceptance of appointment by a successor trustee as provided in this
Section 5.11, the Company shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.10. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

       SECTION 5.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or to which the Trustee's assets may be sold, or any corporation resulting from any merger, conversion, consolidation or sale to which the Trustee shall be a party or by which the Trustee's property may be bound, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

       In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

       SECTION 5.13. Preferential Collection of Claims. Reference is made to
Section 311 of the Trust Indenture Act of 1939. For purposes of Section 311(b)
(4) and (6) of such Act, the following terms shall mean:

       (a) "CASH TRANSACTION" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

       (b) "SELF-LIQUIDATING PAPER" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                                    ARTICLE 6

                             CONCERNING THE HOLDERS

       SECTION 6.01. Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections
5.01 and 5.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

       SECTION 6.02. Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security register or by a certificate of the Registrar thereof. The Company may set a record date for purposes of determining the identity of holders of Securities entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

       SECTION 6.03. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

       SECTION 6.04. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities.



                                    ARTICLE 7

                             SUPPLEMENTAL INDENTURES

       SECTION 7.01. Supplemental Indentures Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder:

              (i) to cure any ambiguity, defect or inconsistency;

              (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities;

              (iii) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of a merger, consolidation or sale of assets pursuant to Article Eight hereof;

              (iv) to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not adversely affect the legal rights hereunder of any such Holder; or

              (v) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act of 1939.

       Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

       SECTION 7.02. With Consent of Holders. Except as provided in the next succeeding paragraphs, this Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Securities), and any existing default or compliance with any provision of this Indenture or the Securities may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for such Securities).

       Upon the request of the Company accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

       It shall not be necessary for the consent of the Holders under this
Section 7.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

       After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 4.04 and 4.07 hereof, the Holders of a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities. Without the consent of each Holder affected, however, an amendment or waiver may not (with respect to any Security held by a non-consenting Holder):

       (i) change the Stated Maturity of the principal of, or any installment of interest on, any Security;

       (ii) reduce the principal amount of, or premium, if any, or interest on, any Security;

       (iii) reduce any amount payable on redemption of the Securities or upon the occurrence on an Event of Default;

       (iv) change the place or currency of payment of principal of, premium, if any, or interest on, any Security;

       (v) impair the right to institute suit for the enforcement of any payment on or after the Stated Maturity (or, in the case of a redemption, on or after the redemption date) of any Security;

       (vi) reduce the above-stated percentage of outstanding Securities the consent of whose Holders is necessary to modify or amend the Indenture;

       (vii) waive a default in the payment of principal of, premium, if any, or interest on the Securities;

       (viii) reduce the percentage or aggregate principal amount of outstanding Securities the consent of whose Holders is necessary for waiver of compliance with certain provisions of the Indenture or for waiver of certain defaults; or

       (ix) modify or change any provision of the Indenture with respect to modification and waiver.

       Neither the Company nor any of its Subsidiaries will, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise to any Holder of any notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or agreement.

       SECTION 7.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

       SECTION 7.04. Documents to Be Given to Trustee; Compliance with TIA. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture. Every such supplemental indenture shall comply with the TIA.

       SECTION 7.05. Notation on Securities in Respect of Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation approved by the Trustee as to form (but not as to substance) as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

                                    ARTICLE 8

                     CONSOLIDATION, MERGER OR SALE OF ASSETS

       SECTION 8.01. Consolidation, Merger or Sale of Assets. The Company shall not consolidate with, merge with or into, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially an entirety in one transaction or a series of related transactions) to, any Person nor permit any Person to merge with or into the Company unless:

              (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired or leased such property and assets of the Company shall be a corporation organized and validly existing under the laws of the United States of America or any jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on all of the Securities and under the Indenture;

              (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

              (iii) the Company delivers to the Trustee an Officers' Certificate and Opinion of Counsel, in each case stating that such consolidation, merger or transfer and such supplemental indenture complies with this provision and that all conditions precedent provided for herein relating to such transaction have been complied with.

       SECTION 8.02. Successor Corporation Substituted. (a) Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 8.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the "Company" shall refer instead to the successor corporation), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein.

       (b) Notwithstanding the foregoing, (i) a consolidation or merger by the Company with or into, or (ii) the sale, assignment, transfer, lease, conveyance or other disposition by the Company of all or substantially all of its property or assets to, one or more of its Subsidiaries shall not relieve the Company from its obligations under this Indenture and the Securities.

       SECTION 8.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, conveyance, sale, transfer, lease, exchange or other disposition complies with the applicable provisions of this Indenture.



                                    ARTICLE 9

                            REDEMPTION OF SECURITIES

       SECTION 9.01. Right of Optional Redemption; Prices. The Company at its option may, at any time, redeem in whole or in part, in principal amounts of $1,000 or any integral multiple thereof, the Securities upon payment of a redemption price equal to the sum of (i) an amount equal to 100% of the principal amount thereof and (ii) the Make-Whole Premium, together with accrued and unpaid interest up to but not including the Redemption Date.

       SECTION 9.02. Notice of Redemption; Partial Redemptions. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

       The notice of redemption to each such Holder shall identify the Securities to be redeemed (including CUSIP or CINS numbers) and shall specify the principal amount of each Security held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such

Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

       The notice of redemption of Securities to be redeemed at the option of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

       No later than 10:00 a.m. on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in
Section 3.04) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Company will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed.

       If less than all of the Securities are to be redeemed at any time, the Trustee shall select, either pro rata, by lot or by any other method it shall in its sole discretion deem fair and appropriate, Securities to be redeemed in whole or in part; provided that no Security of $1,000 in principal amount or less shall be redeemed in part. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

       SECTION 9.03. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.05 and 11.06, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that any semi-annual payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant Regular Record Date subject to the terms and provisions of
Section 2.04 hereof.

       If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

       Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

       SECTION 9.04. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.



                                   ARTICLE 10

                       DEFEASANCE AND COVENANT DEFEASANCE

       SECTION 10.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option by a Board Resolution, at any time, elect to have either Section 10.02 or Section 10.03 applied to the outstanding Securities upon compliance with the conditions set forth below in this Article Ten.

       SECTION 10.02. Legal Defeasance and Discharge. Upon the Company's exercise under Section 10.01 hereof of the option applicable to this Section 10.02, the Company shall be deemed to have been discharged from any and all Obligations with respect to all outstanding Securities on the date which is the 123rd day after the deposit referred to in Section 10.04(a); provided that all of the conditions set forth below are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Debt represented by the outstanding Securities, which shall thereafter be deemed to be "outstanding" only for the purposes of Section
10.05 hereof and the other Sections of this Indenture referred to in clauses (i) and (ii) of this Section 10.02, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 10.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.01, 2.02, 2.05, 2.06, 2.07, 2.08, 2.10, 3.01, 3.02, 3.04 and
10.05 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under
Section 5.07 hereof, and the Company's obligations in connection therewith and with this Article Ten. Subject to compliance with this Article Ten, the Company may exercise its option under this Section 10.02 notwithstanding the prior exercise of its option under Section 10.03 hereof with respect to the Securities.

       SECTION 10.03. Covenant Defeasance. Upon the Company's exercise under
Section 10.01 hereof of the option applicable to this Section 10.03, the Company shall be released from its obligations under the covenants contained in Sections 3.08, 3.09, 3.10, clauses (c) and (d) of Article 4 and Article 8 hereof with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"), and the Securities shall thereafter be deemed not outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 4.01(c) or
(d) hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

       If subsequent to the completion of a defeasance of certain covenants as described in the immediately preceding paragraph, such outstanding Securities are declared due and payable because of the occurrence of any remaining Event of

Default and the amount of money and U.S. Government Obligations deposited in trust, as described below, would be sufficient to pay amounts due on such Securities at Stated Maturity but may not be sufficient to pay amounts due on such Securities upon any acceleration resulting from such Event of Default, then the Company would remain liable for such payments.

       SECTION 10.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to application of either Section 10.02 or Section 10.03 hereof to the outstanding Securities:

       (a) the Company has deposited with the Trustee, in trust, money and/or U.S. Government Obligations that through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of, premium, if any, and accrued interest on the Securities on the Stated Maturity of such payments in accordance with the terms of the Indenture and the Securities;

       (b) in the case of an election under Section 10.02 hereof, the Company has delivered to the Trustee (i) either (x) an Opinion of Counsel to the effect that Holders will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Article Ten and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, which Opinion of Counsel must be based upon (and accompanied by a copy of) a ruling of the Internal Revenue Service to the same effect unless there has been a change in applicable Federal income tax law after the date of the Indenture such that a ruling is no longer required or (y) a ruling directed to the Trustee received from the Internal Revenue Service to the same effect as the aforementioned Opinion of Counsel and
(ii) an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company Act of 1940 and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law;

       (c) in the case of an election under Section 10.03 hereof, the delivery by the Company to the Trustee of (i) an Opinion of Counsel to the effect that, among other things, the Holders will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit and defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred and (ii) an Opinion of Counsel to the effect that the creation of the defeasance trust does not violate the Investment Company Act of 1940 and after the passage of 123 days following the deposit, the trust fund will not be subject to the effect of
Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law;

       (d) immediately after giving effect to such deposit on a pro forma basis, no Event of Default, or event that after the giving of notice or lapse of time or both would become an Event of Default, shall have occurred and be continuing on the date of such deposit or during the period ending on the 123rd day after the date of such deposit, and such deposit shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which the Company is bound,

       (e) if at such time the Securities are listed on a national securities exchange, the Company has delivered to the Trustee an Opinion of Counsel to the effect that the Securities will not be delisted as a result of such deposit, defeasance and discharge,

       (f) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Sections 10.02 or 10.03 hereof was not made by the Company with the intent of preferring the Holders of the Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others, and

       (g) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under Section
10.02 or the Covenant Defeasance under Section 10.03 (as the case may be) have been complied with as contemplated by this Section 10.04.

       SECTION 10.05. Deposited Money and Government Securities to Be Held in Trust; Other Miscellaneous Provisions. Subject to Section 10.06 hereof, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 10.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as paying agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal of, premium, if any, and interest, but such money need not be segregated from other funds except to the extent required by law.

       The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the money or U.S. Government Obligations deposited pursuant to Section 10.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

       Anything in this Article Ten to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or U.S. Government Obligations held by it as provided in Section 10.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 10.04(a) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

       SECTION 10.06. Repayment to Company. Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

       SECTION 10.07. Reinstatement. If the Trustee or paying agent is unable to apply any money or U.S. Government Obligations in accordance with Section 10.02 or 10.03 hereof, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.02 or 10.03 hereof until such time as the Trustee or paying agent is permitted to apply all such amounts in accordance with Section
10.02 or 10.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of, premium, if any, or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Security to receive such payment from the amounts held by the Trustee or paying agent.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

       SECTION 11.01. Incorporators, Stockholders, Officers, Directors, Employees and Controlling Persons of Company Exempt from Individual Liability. No recourse for the payment of the principal of, premium, if any, or interest on any of the Securities or any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company contained in this Indenture, or in any Security, or because of the creation of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer, director, employee or controlling person, as such, of the Company or of any successor Person, either directly or through the Company or any successor Person, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

       SECTION 11.02. Provisions of Indenture for the Sole Benefit of Parties and Holders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

       SECTION 11.03. Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

       SECTION 11.04. Notices and Demands on Company, Trustee and Holders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to USEC, Inc., 2 Democracy Center, 6903 Rockledge Drive, Bethesda, MD 20817,
Attention: Legal Department, with a copy to the Treasurer. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

       Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. The Trustee may waive notice to it of any provision herein, and such waiver shall be deemed to be for its convenience and discretion. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

       In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

       SECTION 11.05. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

       Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

       Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

       Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

       Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

       SECTION 11.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

       SECTION 11.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "INCORPORATED PROVISION"), such incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the Trust Indenture Act provision shall be deemed to apply to this Indenture as so modified or shall be excluded from applying to the Indenture as the case may be.

       SECTION 11.08. New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes including the obligations of the Company and the rights of holders of the Securities arising out of or in connection with the Securities, including the obligations of the Company to pay all principal, interest or other amounts payable under the Indenture and such Security, will be governed by and shall be construed in accordance with the laws of said State, without giving effect to the conflict of laws provisions thereof, except as may otherwise be required by mandatory provisions of law.

       SECTION 11.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

       SECTION 11.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                   SIGNATURES

       IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of [ ], 1999.

                                             USEC INC.,
                                             as Issuer


                                             By
                                               -------------------------------
                                               Title:


                                             FIRST UNION NATIONAL BANK,
                                             as Trustee


                                             By
                                               -------------------------------
                                               Title:

                                                                       EXHIBIT A

                           [FORM OF FACE OF SECURITY]
No.                                             $
[CUSIP] [CINS]

                                    USEC Inc.
                           [ ]% Senior Note Due 200[ ]

       USEC Inc., a Delaware corporation (the "COMPANY"), for value received hereby promises to pay to [ ] or registered assigns the principal sum of [ ] Dollars at the Company's office or agency for said purpose in The City of New York, on [month/date], 200[ ], in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on [month/date] and [month/date] (each an "INTEREST PAYMENT DATE") of each year, commencing with [month/date], 1999, on said principal sum in like coin or currency at the rate per annum set forth above at said office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or, if no interest on the Securities has been paid or duly provided for, from [month/date], 199[ ]. Notwithstanding the foregoing, if the date hereof is after [month/date] or [month/date] (each a "REGULAR RECORD DATE"), as the case may be, and before the immediately following Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date then this Security shall bear interest from the next preceding Interest Payment Date to which interest on the Securities has been paid or duly provided for. The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Regular Record Date preceding such Interest Payment Date whether or not such day is a business day; provided that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered holder entitled thereto at such holder's last address as it appears on the Security register or by wire transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holder prior to the relevant Regular Record Date and shall have appropriate facilities for such purpose, or in accordance with the standard operating procedures of the Depositary (as defined in the Indenture).

       Interest, other than default interest, on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months.

       Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

       This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

       IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                                             USEC INC.


                                             By:
                                                ------------------------------
                                                Name:
                                                Title:



       [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

       Dated:
             ----------------------

       This is one of the Securities described in the within-mentioned
Indenture.

                                             FIRST UNION NATIONAL BANK,
                                                as Trustee


                                             By:
                                                ------------------------------
                                                Authorized Signatory

                          [FORM OF REVERSE OF SECURITY]

                                    USEC Inc.

                           [ ]% Senior Note Due 200[ ]

       This Security is one of a duly authorized issue of debt securities of the
Company, limited to the aggregate principal amount of $          , issued or to
be issued pursuant to an indenture dated as of [ ], 1999 (the "Indenture"), duly executed and delivered by the Company to First Union National Bank, as Trustee (herein called the "TRUSTEE"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "HOLDERS" or "HOLDER" meaning the registered holders or registered holder) of the Securities.

       This Security will bear interest until final maturity at a rate per annum shown above, except as provided in the next paragraph. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, at a [ ]% rate per annum based on a 360-day year consisting of twelve 30-day months.

       In case an Event of Default (as defined in the Indenture) shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount of the Securities then outstanding and that, prior to any such declaration, such holders may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Securities. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

       The Indenture permits the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that no such modification or amendment may, without the consent of each holder affected thereby, (i) change the Stated Maturity (as defined in the Indenture) of the principal of, or any installment of interest on, any Security, (ii) reduce the principal amount of, or premium, if any, or any interest on, any Security, (iii) reduce the amount of principal of any Security payable upon acceleration of the maturity thereof, (iv) change the place or currency of payment of principal of, premium, if any, or interest on, any Security, (v) impair the right to institute suit for the enforcement of any payment on or with respect to any Security, (vi) reduce the above-stated percentage of outstanding Securities the consent of whose holders is necessary to modify or amend the Indenture, (vii) reduce the percentage in principal amount of outstanding Securities the consent of whose holders is necessary for waiver of compliance with certain provisions of the Indenture or for waiver of certain defaults, or (viii) modify any provision of the Indenture with respect to modification and waiver.

       Notwithstanding the foregoing, without the consent of any holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to provide for the assumption of the Company's obligations to holders of Securities in the case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder, or to comply with requirements of the Commission (as defined in the Indenture) in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act of 1939 (as defined in the Indenture).

       No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

       The Securities are issuable only as registered Securities without coupons in denominations of $1,000 and any integral multiple of $1,000.

       At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of other authorized denominations.

       Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Company, a new Security or Securities of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other similar governmental charge that may be imposed in connection therewith.

       The Securities may be redeemed at the option of the Company, in whole or in part, in principal amounts of $1,000 or any integral multiple thereof at any time, upon mailing a notice of such redemption by first class mail not less than 30 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture, at a redemption price equal to the sum of (i) an amount equal to 100% of the principal amount thereof and (ii) the Make-Whole Premium, together with accrued and unpaid interest up to but not including the Redemption Date.

       Subject to payment by the Company of a sum sufficient to pay the amount due on redemption, interest on this Security (or portion hereof if this Security is redeemed in part) shall cease to accrue upon the date duly fixed for redemption of this Security (or portion hereof if this Security is redeemed in part).

       The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

       No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based thereon, or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in any of the Securities or because of the creation of any Debt (as defined in the Indenture) represented thereby, against any incorporator, shareholder, officer, director, employee or controlling person of the Company or of any successor Person thereof, either directly or through the Company or any successor Person, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

       The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control.

       This Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State, except as may otherwise be required by mandatory provisions of law.

       This Security will not be an obligation of, or guaranty as to principal or interest by, the United States government.

                            [FORM OF TRANSFER NOTICE]





       FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer said Security on the books of the Company with full power of substitution in the premises.




Date:
      -----------                            ---------------------------------------------------------
                                                  NOTICE: The signature to this assignment must
                                                  correspond with the name as written upon the face of
                                                  the within-mentioned instrument in every particular,
                                                  without alteration or any change whatsoever.

                                                  Signature Guarantee:
                                                                      --------------------------------